UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015 (March 9, 2015)

TRONOX LIMITED
(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Stamford Plaza

263 Tresser Boulevard, Suite 110

Stamford, Connecticut 06901

(Address of principal executive offices, including Zip Code)

(203) 705-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 9, 2015, Evolution Escrow Issuer LLC (“SPV”), a special purpose limited liability company organized under the laws of Delaware commenced an offering of senior secured notes (the “Notes”). SPV will be initially wholly-owned by Stichting Evolution Escrow, a Dutch foundation that is not an affiliate of Tronox Limited (the “Company”). The Notes are being offered in connection with, and the Company intends to use the net proceeds from the offering for, the pending acquisition by the Company of the alkali chemicals division of FMC Corporation (the “Acquisition”). Upon consummation of the Acquisition, SPV will be merged with and into Tronox Finance LLC, a wholly owned subsidiary of the Company with Tronox Finance LLC as the surviving company.

In conjunction with the offering of the Notes, the Issuer issued a confidential preliminary offering memorandum dated March 9, 2015 (the “Offering Memorandum”). Certain information contained in the Offering Memorandum is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Exhibit 99.1 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. SPV may not offer or sell the Notes unless the offer or sale would qualify for a registration exemption under the Securities Act and applicable state securities laws.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including information in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 9, 2015, the Company issued a press release announcing, among other things, the offering of the Notes by SPV. A copy of the Company’s press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On March 9, 2015, the Company revised each of its guarantor condensed consolidated financial statements included in the notes to the consolidated financial statements as of December 31, 2014 and 2013 and for the years then ended, as well as the 2012 condensed consolidating statement of cash flows. The revision relates to two subsidiaries which were incorrectly classified as “Non-guarantor subsidiaries” and have been reclassified to “Guarantor Subsidiaries” in the revised guarantor condensed consolidated financial statements. The revision, which the Company has determined is not material to its prior year condensed financial statements or consolidated financial statements based on quantitative and qualitative considerations, did not affect its consolidated financial position, consolidated results of operations or consolidated cash flows. The Company’s revised consolidated financial statements as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 are filed as Exhibit 99.3 to this form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Excerpts from Evolution Escrow Issuer LLC’s confidential preliminary offering memorandum dated March 9, 2015.
99.2	Press release issued by the Company dated March 9, 2015.
99.3	Financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED
/s/ Richard L. Muglia
Date: March 9, 2015	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Excerpts from Evolution Escrow Issuer LLC’s confidential preliminary offering memorandum dated March 9, 2015.
99.2	Press release issued by the Company dated March 9, 2015.
99.3	Financial statements